Schedule of Investments PIMCO Global StocksPLUS® & Income Fund	March 31, 2021 (Unaudited)

(AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF SHARES, CONTRACTS, UNITS AND OUNCES, IF ANY)
		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 174.6% ¤
LOAN PARTICIPATIONS AND ASSIGNMENTS 10.3%
Advanz Pharma Corp. 6.500% (LIBOR03M + 5.500%) due 09/06/2024 ~		$843	$843
Caesars Resort Collection LLC
2.859% (LIBOR03M + 2.750%) due 12/23/2024 ~		872	860
4.609% (LIBOR03M + 4.500%) due 07/21/2025 ~		128	129
Clear Channel Outdoor Holdings, Inc. 3.712% (LIBOR03M + 3.500%) due 08/21/2026 ~		1,133	1,091
Cornerstone Building Brands, Inc. 3.856% (LIBOR03M + 3.750%) due 04/12/2025 ~		10	10
Diamond Resorts Corp. 4.750% (LIBOR03M + 3.750%) due 09/02/2023 ~		604	605
DTEK Investments Ltd. 5.115% (LIBOR03M + 5.000%) due 06/30/2023 «~		688	482
Emerald TopCo, Inc. 3.712% (LIBOR03M + 3.500%) due 07/24/2026 ~		5	5
Envision Healthcare Corp. 3.859% (LIBOR03M + 3.750%) due 10/10/2025 ~		3,035	2,623
EyeCare Partners LLC 3.859% (LIBOR03M + 3.750%) due 02/18/2027 ~		11	11
Forbes Energy Services LLC TBD% due 04/13/2021 «		91	21
IRB Holding Corp. 3.750% (LIBOR03M + 2.750%) due 02/05/2025 ~		146	145
McDermott Technology Americas, Inc. 3.109% (LIBOR03M + 3.000%) due 06/30/2024 «~		7	6
McDermott Technology Americas, Inc. (1.109% Cash and 3.000% PIK) 4.109% (LIBOR03M + 1.000%) due 06/30/2025 ~(d)		62	37
MH Sub LLC 3.609% (LIBOR03M + 3.500%) due 09/13/2024 ~		19	19
Nascar Holdings, Inc. 2.859% (LIBOR03M + 2.750%) due 10/19/2026 ~		11	11
Ortho-Clinical Diagnostics S.A. 3.359% (LIBOR03M + 3.250%) due 06/30/2025 ~		62	62
PetSmart, Inc. 4.500% (LIBOR03M + 3.750%) due 02/12/2028 ~		400	400
PUG LLC 3.609% (LIBOR03M + 3.500%) due 02/12/2027 ~		6	6
Sierra Hamilton LLC 15.000% due 09/12/2023 «		3	3
Sotera Health Holdings LLC 3.250% (LIBOR03M + 2.750%) due 12/11/2026 ~		22	22
Summer (BC) Holdco B SARL 4.933% (LIBOR03M + 4.750%) due 12/04/2026 ~		523	523
Syniverse Holdings, Inc. 6.000% (LIBOR03M + 5.000%) due 03/09/2023 ~		2,301	2,275
U.S. Renal Care, Inc. 5.125% (LIBOR03M + 5.000%) due 06/26/2026 ~		71	71
Valaris PLC (8.000% PIK) TBD% - 8.000% due 08/17/2021 «µ(d)		3	3
Westmoreland Mining Holdings LLC 9.250% (LIBOR03M + 8.250%) due 03/15/2022 «~		163	162
Westmoreland Mining Holdings LLC (15.000% PIK) 15.000% due 03/15/2029 «(d)		1,041	635
Windstream Services LLC 7.250% (LIBOR03M + 6.250%) due 09/21/2027 ~		239	239

Total Loan Participations and Assignments (Cost $11,927)			11,299

CORPORATE BONDS & NOTES 51.9%
BANKING & FINANCE 13.4%
Ambac Assurance Corp. 5.100% due 12/31/2099 (j)		13	17
Ambac LSNI LLC 6.000% due 02/12/2023 •(m)		119	120
Banca Monte dei Paschi di Siena SpA
2.625% due 04/28/2025	EUR	300	361
3.625% due 09/24/2024		300	373
10.500% due 07/23/2029		200	289
Banco de Credito del Peru 4.650% due 09/17/2024	PEN	100	29

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)	March 31, 2021 (Unaudited)

Bank of Nova Scotia 4.900% due 06/04/2025 •(j)(k)		$1,000	1,066
Brookfield Finance, Inc. 4.700% due 09/20/2047		10	11
CBL & Associates LP
4.600% due 10/15/2024 ^(e)		165	96
5.950% due 12/15/2026 ^(e)		1,020	586
Corestate Capital Holding S.A. 3.500% due 04/15/2023	EUR	600	617
Credit Agricole S.A. 7.875% due 01/23/2024 •(j)(k)(m)		$200	225
Deutsche Bank AG 3.547% due 09/18/2031 •(m)		1,000	1,034
Equitable Holdings, Inc. 5.000% due 04/20/2048		2	2
Ford Motor Credit Co. LLC
1.744% due 07/19/2024	EUR	100	118
2.330% due 11/25/2025		100	121
2.386% due 02/17/2026		100	121
Fortress Transportation & Infrastructure Investors LLC 6.500% due 10/01/2025 (m)		$73	76
HSBC Holdings PLC 6.000% due 09/29/2023 •(j)(k)	EUR	200	256
Hunt Cos., Inc. 6.250% due 02/15/2026		$6	6
Kennedy-Wilson, Inc. 5.875% due 04/01/2024		14	14
Ladder Capital Finance Holdings LLLP 4.250% due 02/01/2027		6	6
LPL Holdings, Inc. 4.000% due 03/15/2029		1,000	1,009
MGM Growth Properties Operating Partnership LP 4.625% due 06/15/2025 (m)		575	607
Newmark Group, Inc. 6.125% due 11/15/2023		18	20
Noble Corp. PLC (15.000% PIK) 15.000% due 02/15/2028 (d)		10	10
Park Intermediate Holdings LLC 5.875% due 10/01/2028 (m)		1,000	1,062
Pinnacol Assurance 8.625% due 06/25/2034 «(l)		1,100	1,337
Sabra Health Care LP 4.800% due 06/01/2024		29	32
Societe Generale S.A. 7.375% due 10/04/2023 •(j)(k)(m)		200	216
UniCredit SpA 7.830% due 12/04/2023 (m)		730	851
Unique Pub Finance Co. PLC 5.659% due 06/30/2027	GBP	450	664
Uniti Group LP
6.000% due 04/15/2023 (m)		$287	292
6.500% due 02/15/2029		145	143
7.875% due 02/15/2025 (m)		1,320	1,429
Uniti Group, Inc. 7.125% due 12/15/2024		335	345
Voyager Aviation Holdings LLC 9.000% due 08/15/2021 ^(e)(m)		2,260	1,170

			14,731

INDUSTRIALS 33.6%
American Airlines, Inc. 5.500% due 04/20/2026 (m)		1,100	1,146
Associated Materials LLC 9.000% due 09/01/2025 (m)		262	277
Boeing Co.
5.150% due 05/01/2030 (m)		99	114
5.705% due 05/01/2040 (m)		181	222
5.805% due 05/01/2050 (m)		173	218
5.930% due 05/01/2060 (m)		239	307
Bombardier, Inc.
6.000% due 10/15/2022		28	28
6.125% due 01/15/2023 (m)		170	177
7.500% due 12/01/2024 (m)		576	576
7.500% due 03/15/2025 (m)		843	830
7.875% due 04/15/2027 (m)		450	442
Broadcom, Inc.
4.150% due 11/15/2030 (m)		49	53
4.300% due 11/15/2032 (m)		158	172
CCO Holdings LLC
4.250% due 02/01/2031 (m)		360	361
4.500% due 08/15/2030		26	27
4.750% due 03/01/2030		30	31
Charter Communications Operating LLC 4.800% due 03/01/2050		36	39

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)	March 31, 2021 (Unaudited)

Cinemark USA, Inc. 5.875% due 03/15/2026		1,100	1,129
Clear Channel Worldwide Holdings, Inc. 9.250% due 02/15/2024		12	13
Community Health Systems, Inc.
5.625% due 03/15/2027		820	860
6.625% due 02/15/2025		800	846
Connect Finco SARL 6.750% due 10/01/2026		10	11
Corning, Inc. 5.450% due 11/15/2079		12	15
Delta Air Lines, Inc. 7.375% due 01/15/2026 (m)		920	1,077
Energy Transfer Operating LP 5.000% due 05/15/2050		13	14
Envision Healthcare Corp. 8.750% due 10/15/2026		382	284
Exela Intermediate LLC 10.000% due 07/15/2023		23	8
Fresh Market, Inc. 9.750% due 05/01/2023		1,200	1,237
Full House Resorts, Inc. 8.250% due 02/15/2028		110	117
General Electric Co.
5.875% due 01/14/2038		2	3
6.150% due 08/07/2037		2	3
6.875% due 01/10/2039 (m)		32	45
HCA, Inc. 7.500% due 11/15/2095 (m)		300	411
iHeartCommunications, Inc. 6.375% due 05/01/2026 (m)		207	220
Innophos Holdings, Inc. 9.375% due 02/15/2028		21	23
Intelsat Connect Finance S.A. 9.500% due 02/15/2023 ^(e)		35	12
Intelsat Jackson Holdings S.A.
5.500% due 08/01/2023 ^(e)(m)		1,079	664
8.500% due 10/15/2024 ^(e)(m)		1,387	873
9.750% due 07/15/2025 ^(e)(m)		1,026	635
Intelsat Luxembourg S.A.
7.750% due 06/01/2021 ^(e)		965	43
8.125% due 06/01/2023 ^(e)		54	2
Kinder Morgan, Inc. 7.750% due 01/15/2032 (m)		300	422
Level 3 Financing, Inc. 3.625% due 01/15/2029 (m)		872	846
Marriott International, Inc. 4.625% due 06/15/2030 (m)		500	560
NCL Corp. Ltd.
10.250% due 02/01/2026 (m)		600	706
12.250% due 05/15/2024 (m)		175	212
NCR Corp. 5.125% due 04/15/2029 (c)		227	229
Netflix, Inc.
3.875% due 11/15/2029 (m)	EUR	116	162
5.375% due 11/15/2029		$10	12
Nielsen Finance LLC 5.625% due 10/01/2028 (m)		1,000	1,053
Nissan Motor Co. Ltd. 4.810% due 09/17/2030 (m)		1,000	1,098
Occidental Petroleum Corp. 1.644% (US0003M + 1.450%) due 08/15/2022 ~(m)		1,100	1,089
Odebrecht Oil & Gas Finance Ltd. 0.000% due 04/26/2021 (h)(j)		322	2
Ortho-Clinical Diagnostics, Inc. 7.375% due 06/01/2025 (m)		22	24
Petroleos Mexicanos
5.350% due 02/12/2028 (m)		114	111
5.950% due 01/28/2031 (m)		628	604
6.490% due 01/23/2027		10	10
6.500% due 03/13/2027 (m)		232	243
6.500% due 01/23/2029 (m)		590	597
6.750% due 09/21/2047		10	9
6.840% due 01/23/2030 (m)		383	389
6.950% due 01/28/2060		50	43
7.690% due 01/23/2050		20	19
Platin 1426 GmbH 6.875% due 06/15/2023 (m)	EUR	100	119
Rolls-Royce PLC 5.750% due 10/15/2027	GBP	100	150
Sabre GLBL, Inc. 7.375% due 09/01/2025 (m)		$1,000	1,093
Sands China Ltd.
3.800% due 01/08/2026 (m)		500	534
5.400% due 08/08/2028 (m)		362	414

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)	March 31, 2021 (Unaudited)

Sensata Technologies BV 4.000% due 04/15/2029	1,000	1,020
Staples, Inc. 7.500% due 04/15/2026	2	2
Topaz Solar Farms LLC
4.875% due 09/30/2039	168	184
5.750% due 09/30/2039 (m)	1,837	2,107
TransDigm, Inc. 5.500% due 11/15/2027	6	6
Transocean Pontus Ltd. 6.125% due 08/01/2025 (m)	20	19
Transocean, Inc.
7.250% due 11/01/2025	36	23
7.500% due 01/15/2026	6	4
8.000% due 02/01/2027	13	8
Travel + Leisure Co.
3.900% due 03/01/2023	12	12
4.625% due 03/01/2030	4	4
6.000% due 04/01/2027 (m)	133	148
TripAdvisor, Inc. 7.000% due 07/15/2025 (m)	1,000	1,083
Triumph Group, Inc.
5.250% due 06/01/2022	4	4
6.250% due 09/15/2024	11	11
8.875% due 06/01/2024 (m)	1,000	1,127
Twilio, Inc. 3.875% due 03/15/2031	800	819
U.S. Renal Care, Inc. 10.625% due 07/15/2027	10	11
Univision Communications, Inc. 6.625% due 06/01/2027 (m)	1,000	1,070
Valaris PLC
5.750% due 10/01/2044 ^(e)	22	3
7.750% due 02/01/2026 ^(e)	2	0
Vale Overseas Ltd.
6.250% due 08/10/2026 (m)	25	30
6.875% due 11/21/2036	38	51
6.875% due 11/10/2039	6	8
ViaSat, Inc. 6.500% due 07/15/2028 (m)	1,000	1,055
Viking Cruises Ltd. 13.000% due 05/15/2025 (m)	749	882
Vine Energy Holdings LLC 6.750% due 04/15/2029 (c)	1,000	1,000
Western Midstream Operating LP 2.325% (US0003M + 1.850%) due 01/13/2023 ~	8	8
Windstream Escrow LLC 7.750% due 08/15/2028 (m)	720	735
Wyndham Hotels & Resorts, Inc. 4.375% due 08/15/2028 (m)	1,000	1,013
Zayo Group Holdings, Inc. 6.125% due 03/01/2028	11	11

		36,773

UTILITIES 4.9%
AT&T, Inc.
3.500% due 06/01/2041 (m)	105	104
3.650% due 06/01/2051 (m)	524	508
3.850% due 06/01/2060 (m)	96	92
Edison International 5.750% due 06/15/2027	8	9
Lumen Technologies, Inc. 4.000% due 02/15/2027	12	12
Odebrecht Drilling Norbe Ltd. 6.350% due 12/01/2021 ^(m)	25	25
Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK) 7.350% due 12/01/2026 ^(d)	479	190
Odebrecht Offshore Drilling Finance Ltd. 6.720% due 12/01/2022 ^(m)	649	637
Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash and 1.000% PIK) 7.720% due 12/01/2026 ^(d)	712	141
Pacific Gas & Electric Co.
3.950% due 12/01/2047 (m)	100	92
4.500% due 07/01/2040 (m)	600	610
4.550% due 07/01/2030 (m)	182	197
4.950% due 07/01/2050 (m)	182	187
Petrobras Global Finance BV
5.093% due 01/15/2030 (m)	137	143
6.750% due 06/03/2050	118	126
6.850% due 06/05/2115	196	202
7.250% due 03/17/2044	38	44
Rio Oil Finance Trust 9.250% due 07/06/2024 (m)	1,068	1,188
Southern California Edison Co.
3.650% due 02/01/2050	4	4

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)	March 31, 2021 (Unaudited)

5.750% due 04/01/2035		2	3
6.650% due 04/01/2029		12	15
Sprint Corp. 7.625% due 02/15/2025 (m)		708	845
Talen Energy Supply LLC 6.625% due 01/15/2028		4	4
Transocean Poseidon Ltd. 6.875% due 02/01/2027		20	18

			5,396

Total Corporate Bonds & Notes (Cost $57,003)			56,900

CONVERTIBLE BONDS & NOTES 1.9%
BANKING & FINANCE 0.1%
Corestate Capital Holding S.A. 1.375% due 11/28/2022	EUR	100	100

INDUSTRIALS 1.8%
DISH Network Corp. 3.375% due 08/15/2026		$600	578
Royal Caribbean Cruises Ltd. 4.250% due 06/15/2023		1,000	1,411

			1,989

UTILITIES 0.0%
Ensco Jersey Finance Ltd. 3.000% due 01/31/2024 ^(e)		4	1

Total Convertible Bonds & Notes (Cost $1,700)			2,090

MUNICIPAL BONDS & NOTES 2.0%
ILLINOIS 0.0%
Chicago, Illinois General Obligation Bonds, Series 2015 7.750% due 01/01/2042		12	13
Illinois State General Obligation Bonds, (BABs), Series 2010
6.725% due 04/01/2035		10	12
7.350% due 07/01/2035		5	6
Illinois State General Obligation Bonds, Series 2003 5.100% due 06/01/2033		15	17

			48

PUERTO RICO 1.2%
Commonwealth of Puerto Rico General Obligation Bonds, Series 2014 8.000% due 07/01/2035 ^(e)		1,600	1,260

WEST VIRGINIA 0.8%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007 0.000% due 06/01/2047 (h)		8,800	926

Total Municipal Bonds & Notes (Cost $1,980)			2,234

U.S. GOVERNMENT AGENCIES 42.1%
Fannie Mae
3.000% due 04/25/2050 (a)(m)		14,523	2,492
5.859% due 07/25/2029 •		220	241
5.891% due 11/25/2049 •(a)		167	33
5.941% due 03/25/2037 •(a)		203	37
6.041% due 11/25/2039 •(a)		188	33
6.191% due 01/25/2038 •(a)		267	47
6.271% due 03/25/2037 •(a)		230	41
6.291% due 12/25/2037 •(a)		274	40
6.301% due 06/25/2037 •(a)		90	13
6.341% due 04/25/2037 •(a)		587	114
6.491% due 11/25/2035 •(a)		61	7
6.691% due 11/25/2036 •(a)		1,085	229
7.000% due 12/25/2023		27	29
7.091% due 02/25/2037 •(a)		198	43
7.500% due 06/01/2032		23	24
7.800% due 06/25/2026 ~		1	1
8.370% due 06/25/2044 •		224	235
9.091% due 12/25/2042 ~		41	48
14.048% due 08/25/2022 •		18	20
Freddie Mac
0.000% due 02/25/2046 (b)(h)		441	418
0.100% due 02/25/2046 (a)		441	0
0.700% due 11/25/2055 ~(a)		5,647	375
5.259% due 10/25/2029 •		250	270
6.041% due 05/25/2050 •(a)(m)		1,885	350

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)	March 31, 2021 (Unaudited)

6.334% due 03/15/2037 •(a)	428	79
6.464% due 09/15/2036 •(a)	246	43
6.474% due 09/15/2036 •(a)	539	104
7.000% due 08/15/2023	1	1
Ginnie Mae 5.989% due 12/20/2048 •(a)(m)	1,977	341
Uniform Mortgage-Backed Security 3.500% due 03/01/2048 - 04/01/2048	780	826
Uniform Mortgage-Backed Security, TBA
2.000% due 06/01/2051	2,700	2,685
3.500% due 05/01/2051	32,800	34,662
4.500% due 04/01/2051	2,000	2,178

Total U.S. Government Agencies (Cost $45,470)		46,059

NON-AGENCY MORTGAGE-BACKED SECURITIES 16.9%
Banc of America Funding Trust
2.186% due 12/20/2034 ~	249	169
2.371% due 03/20/2036 ~	178	171
5.846% due 01/25/2037 ^~	135	137
Banc of America Mortgage Trust 6.000% due 07/25/2046 ^	1	1
Bear Stearns Adjustable Rate Mortgage Trust 3.263% due 07/25/2036 ^~	118	116
Bear Stearns ALT-A Trust
3.033% due 09/25/2035 ^~	84	67
3.044% due 11/25/2035 ^~	89	78
3.118% due 04/25/2035 ~	96	90
Bear Stearns Commercial Mortgage Securities Trust 5.310% due 02/11/2041 ~	175	174
Bear Stearns Structured Products, Inc. Trust
2.757% due 01/26/2036 ^~	426	368
2.886% due 12/26/2046 ^~	215	187
CBA Commercial Small Balance Commercial Mortgage 6.040% due 01/25/2039 ^þ	235	183
CD Mortgage Trust 5.688% due 10/15/2048	1,080	599
Chevy Chase Funding LLC Mortgage-Backed Certificates
0.409% due 08/25/2035 •	53	55
0.993% due 10/25/2034 •	3	3
Citigroup Commercial Mortgage Trust 5.356% due 12/10/2049 ~	903	499
Citigroup Mortgage Loan Trust
2.603% due 03/25/2037 ^~	117	105
3.013% due 11/25/2035 ~	1,331	932
Commercial Mortgage Loan Trust 5.845% due 12/10/2049 ~	1,188	507
Countrywide Alternative Loan Trust
0.459% due 05/25/2036 ^•	1,337	401
0.589% due 12/25/2046 ^•	80	55
0.769% due 10/25/2035 •	544	448
2.746% due 10/25/2035 ^~	94	90
3.038% due 02/25/2037 ^~	106	105
5.500% due 08/25/2034	250	257
5.500% due 02/25/2036 ^	16	13
6.250% due 09/25/2034	41	42
6.500% due 08/25/2036 ^	1,084	574
7.041% due 07/25/2036 •(a)	916	253
19.501% due 07/25/2035 •	582	673
Countrywide Home Loan Mortgage Pass-Through Trust
0.589% due 03/25/2036 •	133	126
0.889% due 02/25/2035 •	68	63
2.417% due 10/20/2035 ~	54	52
2.789% due 10/20/2035 ^~	80	80
2.911% due 10/20/2035 ^~	88	87
3.092% due 03/25/2037 ^~	262	232
3.115% due 08/25/2034 ~	60	60
5.500% due 08/25/2035 ^	17	13
Credit Suisse Commercial Mortgage Trust 5.869% due 09/15/2040 ~	3	6
Credit Suisse Mortgage Capital Mortgage-Backed Trust 6.000% due 11/25/2036	160	148
DBUBS Mortgage Trust 4.652% due 11/10/2046	700	581
First Horizon Alternative Mortgage Securities Trust 2.613% due 11/25/2036 ^~	214	178
First Horizon Mortgage Pass-Through Trust 2.877% due 01/25/2037 ^~	291	237
GS Mortgage Securities Trust 5.622% due 11/10/2039	128	45
GSR Mortgage Loan Trust
2.681% due 04/25/2035 ~	143	144
3.059% due 05/25/2035 ~	30	28
5.500% due 06/25/2036 ^	2	11
HarborView Mortgage Loan Trust
0.710% due 04/19/2034 •	11	11

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)	March 31, 2021 (Unaudited)

2.335% due 11/19/2034 ~		83	87
2.647% due 02/25/2036 ^~		16	7
3.088% due 08/19/2036 ^~		6	6
HSI Asset Loan Obligation Trust 2.801% due 01/25/2037 ^~		189	165
IndyMac Mortgage Loan Trust
0.379% due 06/25/2037 ^•		702	854
0.669% due 03/25/2035 •		10	10
2.999% due 06/25/2037 ^~		378	397
JP Morgan Chase Commercial Mortgage Securities Trust 5.863% due 01/12/2038 ~		1,180	1,202
JP Morgan Mortgage Trust
2.509% due 04/25/2037 ^~		348	306
5.500% due 01/25/2036 ^		33	23
5.500% due 06/25/2037 ^		7	8
MASTR Adjustable Rate Mortgages Trust
2.834% due 11/25/2035 ^~		429	328
2.981% due 10/25/2034 ~		107	100
Merrill Lynch Alternative Note Asset Trust 0.179% due 01/25/2037 •		725	311
Motel 6 Trust 7.033% due 08/15/2024 •		585	570
Opteum Mortgage Acceptance Corp. Trust 0.379% due 07/25/2036 •		206	106
Prime Mortgage Trust 6.441% due 11/25/2036 •(a)		224	6
RBSSP Resecuritization Trust 5.000% due 09/26/2036 ~		1,328	1,198
Residential Accredit Loans, Inc. Trust
3.113% due 12/26/2034 ^~		105	89
4.254% due 01/25/2036 ^~		469	422
6.000% due 09/25/2035 ^		301	159
6.000% due 08/25/2036 ^		159	156
Residential Asset Mortgage Products Trust 7.500% due 12/25/2031		26	26
Structured Adjustable Rate Mortgage Loan Trust
1.659% due 05/25/2035 ^•		1,040	888
3.004% due 01/25/2036 ^~		255	186
3.180% due 09/25/2036 ^~		209	187
3.213% due 09/25/2035 ~		48	39
3.304% due 04/25/2036 ^~		224	178
Structured Asset Mortgage Investments Trust
0.569% due 02/25/2036 •		311	297
0.669% due 02/25/2036 ^•		214	206
SunTrust Adjustable Rate Mortgage Loan Trust 3.207% due 01/25/2037 ^~		46	41
WaMu Mortgage Pass-Through Certificates Trust
3.205% due 12/25/2036 ^~		247	243
3.325% due 07/25/2037 ^~		70	70
Wells Fargo-RBS Commercial Mortgage Trust 0.251% due 12/15/2046 ~(a)		30,000	213

Total Non-Agency Mortgage-Backed Securities (Cost $16,703)			18,538

ASSET-BACKED SECURITIES 12.7%
Adagio CLO DAC 0.000% due 04/30/2031 ~	EUR	250	181
Apidos CLO 0.000% due 07/22/2026 ~		$500	1
Avoca CLO DAC 0.000% due 07/15/2032 ~	EUR	1,000	942
Bear Stearns Asset-Backed Securities Trust
6.500% due 08/25/2036 ^		$560	324
23.136% due 03/25/2036 ^•		1,632	1,229
Belle Haven ABS CDO Ltd. 0.526% due 07/05/2046 •		34,966	66
Bombardier Capital Mortgage Securitization Corp. 7.830% due 06/15/2030 ~		1,421	378
California Republic Auto Receivables Trust 0.000% due 04/15/2025 «(h)		1,400	1,265
Carlyle Global Market Strategies CLO Ltd.
0.000% due 04/17/2031 ~		1,700	934
0.000% due 10/15/2031 ~		600	409
Carlyle Global Market Strategies Euro CLO DAC
0.000% due 04/15/2027 ~	EUR	900	562
0.000% due 01/25/2032 ~		300	220
Carrington Mortgage Loan Trust 0.259% due 08/25/2036 •		$62	59
Citigroup Mortgage Loan Trust 0.269% due 01/25/2037 •		153	72
Conseco Finance Securitizations Corp. 7.960% due 05/01/2031		380	182
Countrywide Asset-Backed Certificates 1.209% due 09/25/2034 •		42	41
Flagship Credit Auto Trust 0.000% due 05/15/2025 «(h)		1	96

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)	March 31, 2021 (Unaudited)

Lehman XS Trust 4.513% due 05/25/2037 ^þ		62	62
Marlette Funding Trust
0.000% due 12/15/2028 «(h)		2	237
0.000% due 04/16/2029 «(h)		2	177
0.000% due 07/16/2029 «(h)		2	352
MF1 Ltd. 4.206% due 11/15/2035 •		900	918
Morgan Stanley ABS Capital, Inc. Trust 0.169% due 05/25/2037 •		70	64
Residential Asset Mortgage Products Trust 5.572% due 06/25/2032 ~		45	45
SMB Private Education Loan Trust
0.000% due 09/18/2046 «(h)		1	484
0.000% due 10/15/2048 «(h)		2	625
SoFi Consumer Loan Program LLC 0.000% due 05/26/2026 «(h)		10	335
Soundview Home Loan Trust 0.169% due 11/25/2036 •		174	71
South Coast Funding Ltd. 0.536% due 01/06/2041 •		11,987	2,971
Structured Asset Securities Corp. Mortgage Loan Trust 0.559% due 06/25/2035 •		145	144
Symphony CLO Ltd. 4.834% due 07/14/2026 •		400	385
Washington Mutual Asset-Backed Certificates Trust 0.169% due 10/25/2036 •		92	48

Total Asset-Backed Securities (Cost $22,824)			13,879

SOVEREIGN ISSUES 4.5%
Argentina Government International Bond
0.125% due 07/09/2030 þ		539	177
0.125% due 07/09/2035 þ		573	166
0.125% due 01/09/2038 þ		1,597	586
0.125% due 07/09/2041 þ		901	312
1.000% due 08/05/2021	ARS	37,873	264
1.000% due 07/09/2029		$97	35
15.500% due 10/17/2026	ARS	8,480	23
18.200% due 10/03/2021		1,638	10
34.109% (BADLARPP) due 10/04/2022 ~		132	1
36.119% (BADLARPP + 2.000%) due 04/03/2022 ~		13,237	87
Autonomous City of Buenos Aires
37.373% (BADLARPP + 3.250%) due 03/29/2024 ~		20,306	127
37.854% (BADLARPP + 3.750%) due 02/22/2028 ~		449	3
39.106% (BADLARPP + 5.000%) due 01/23/2022 ~		16,497	112
Egypt Government International Bond 5.875% due 02/16/2031		$1,100	1,033
Provincia de Buenos Aires
37.855% due 04/12/2025	ARS	79,631	468
37.932% due 05/31/2022		4,576	30
Republic of Greece Government International Bond
4.300% due 02/24/2023 þ	EUR	33	42
4.300% due 02/24/2024 þ		33	44
4.300% due 02/24/2025 þ		33	45
4.300% due 02/24/2026 þ		33	46
4.300% due 02/24/2027 þ		33	47
4.300% due 02/24/2028 þ		33	48
4.300% due 02/24/2029 þ		33	49
4.300% due 02/24/2030 þ		33	50
4.300% due 02/24/2031 þ		33	50
4.300% due 02/24/2032 þ		33	51
4.300% due 02/24/2033 þ		33	52
4.300% due 02/24/2034 þ		33	52
4.300% due 02/24/2035 þ		33	53
4.300% due 02/24/2036 þ		33	53
4.300% due 02/24/2037 þ		33	54
4.300% due 02/24/2038 þ		33	54
4.300% due 02/24/2039 þ		33	55
4.300% due 02/24/2040 þ		33	55
4.300% due 02/24/2041 þ		33	56
4.300% due 02/24/2042 þ		33	56
South Africa Government International Bond 5.750% due 09/30/2049		$200	185
Ukraine Government International Bond 4.375% due 01/27/2030	EUR	233	251
Venezuela Government International Bond
8.250% due 10/13/2024 ^(e)		$4	0

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)	March 31, 2021 (Unaudited)

9.250% due 09/15/2027 ^(e)	62	6

Total Sovereign Issues (Cost $7,095)		4,888

	SHARES
COMMON STOCKS 1.6%
COMMUNICATION SERVICES 0.8%
Clear Channel Outdoor Holdings, Inc. (f)	97,913	176
iHeartMedia, Inc. 'A' (f)	22,927	416
iHeartMedia, Inc. 'B' «(f)	17,837	292

		884

ENERGY 0.0%
Forbes Energy Services Ltd. (f)(l)	5,475	1

FINANCIALS 0.6%
Associated Materials Group, Inc. «(l)	100,208	675

INDUSTRIALS 0.2%
Neiman Marcus Group Ltd. LLC «(l)	516	52
Noble Corp. «	317	5
Noble Corp. «(l)	2,644	47
Pacific Drilling SA «(l)	204	23
Sierra Hamilton Holder LLC «(l)	100,456	0
Westmoreland Mining Holdings LLC «(l)	13,224	73

		200

Total Common Stocks (Cost $2,786)		1,760

RIGHTS 0.9%
INFORMATION TECHNOLOGY 0.9%
Windstream Holdings LLC «	52,536	992

Total Rights (Cost $403)		992

WARRANTS 0.2%
INDUSTRIALS 0.2%
Sequa Corp. - Exp. 04/28/2024 «	121,000	242

Total Warrants (Cost $0)		242

PREFERRED SECURITIES 7.9%
BANKING & FINANCE 3.5%
AGFC Capital Trust 1.991% (US0003M + 1.750%) due 01/15/2067 ~	1,000,000	567
Charles Schwab Corp. 4.000% due 12/01/2030 •(j)	200,000	197
OCP CLO Ltd. 0.000% due 04/26/2028 (h)	1,400	1,125
Stichting AK Rabobank Certificaten 6.500% due 12/29/2049 (j)	1,287,900	1,961

		3,850

INDUSTRIALS 4.4%
General Electric Co. 3.514% due 06/15/2021 ~(j)	28,000	27
Sequa Corp. (12.000% PIK) 12.000% «(d)	3,256	4,808

		4,835

Total Preferred Securities (Cost $5,871)		8,685

REAL ESTATE INVESTMENT TRUSTS 0.5%
REAL ESTATE 0.5%
Uniti Group, Inc.	44,060	486

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)	March 31, 2021 (Unaudited)

Total Real Estate Investment Trusts (Cost $278)			486

		PRINCIPAL AMOUNT (000s)
SHORT-TERM INSTRUMENTS 21.2%
SHORT-TERM NOTES 0.0%
Argentina Treasury Bond BONCER 1.100% due 04/17/2021	ARS	4,585	31

ARGENTINA TREASURY BILLS 0.2%
17.037% due 04/30/2021 - 09/13/2021 (g)(h)		21,494	159
38.750% due 06/30/2021 ~		3,628	25

			184

U.S. TREASURY BILLS 19.4%
0.053% due 04/01/2021 - 09/30/2021 (c)(g)(h)(o)		$21,300	21,299

U.S. TREASURY CASH MANAGEMENT BILLS 1.6%
0.046% due 07/20/2021 (h)(i)(o)(q)		1,700	1,700

Total Short-Term Instruments (Cost $23,216)			23,214

Total Investments in Securities (Cost $197,256)			191,266

Total Investments 174.6% (Cost $197,256)			$191,266
Financial Derivative Instruments (n)(p) 4.8%(Cost or Premiums, net $(1,197))			5,310
Other Assets and Liabilities, net (79.4)%			(87,031)

Net Assets 100.0%			$109,545

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)	March 31, 2021 (Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS:

* A zero balance may reflect actual amounts rounding to less than one thousand.

¤

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security's country of incorporation may be different from its country of economic exposure.

^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ	All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only ("IO") or IO Strip.
(b)	Principal only security.
(c)	When-issued security.
(d)	Payment in-kind security.
(e)	Security is not accruing income as of the date of this report.
(f)	Security did not produce income within the last twelve months.
(g)	Coupon represents a weighted average yield to maturity.
(h)	Zero coupon security.
(i)	Coupon represents a yield to maturity.
(j)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(k)	Contingent convertible security.
(l)	RESTRICTED SECURITIES:
Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets

Associated Materials Group, Inc.	08/24/2020	$637	$675	0.62%
Forbes Energy Services Ltd.	03/11/2014 - 12/03/2014	241	1	0.00
Neiman Marcus Group Ltd. LLC	09/25/2020	0	52	0.05
Noble Corp.	02/05/2021 - 02/08/2021	31	47	0.04
Pacific Drilling SA	02/25/2021	21	23	0.02
Pinnacol Assurance 8.625% due 06/25/2034	06/23/2014	1,100	1,337	1.22
Sierra Hamilton Holder LLC	07/31/2017	25	0	0.00
Westmoreland Mining Holdings LLC	12/08/2014 - 08/05/2016	370	73	0.07

$2,425	$2,208	2.02%

BORROWINGS AND OTHER FINANCING TRANSACTIONS
REVERSE REPURCHASE AGREEMENTS:
Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date	Amount Borrowed(1)	Payable for Reverse Repurchase Agreements

BPS	0.400%	02/22/2021	05/24/2021	$(735)	$(736)
0.580	03/04/2021	06/07/2021	(933)	(933)
0.600	02/25/2021	06/01/2021	(2,686)	(2,687)
0.650	01/11/2021	04/12/2021	(809)	(810)
CDC	0.500	03/23/2021	06/21/2021	(548)	(548)
CEW	0.870	10/09/2020	04/07/2021	(277)	(278)
0.870	02/05/2021	04/07/2021	(19)	(19)
CFR	0.370	03/30/2021	06/28/2021	(570)	(569)
CIB	0.650	03/01/2021	06/01/2021	(2,643)	(2,644)
CSG	0.600	03/04/2021	04/05/2021	(570)	(570)
0.650	01/11/2021	04/09/2021	(1,183)	(1,185)
0.650	01/27/2021	05/03/2021	(242)	(242)
FOB	0.370	03/29/2021	06/28/2021	(1,972)	(1,972)
0.370	03/30/2021	06/28/2021	(163)	(163)
0.400	03/04/2021	06/02/2021	(515)	(516)
0.600	03/04/2021	04/05/2021	(684)	(685)

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)	March 31, 2021 (Unaudited)

IND	0.420	02/05/2021	05/11/2021	(944)	(945)
JML	(0.250)	01/14/2021	04/14/2021	EUR	(86)	(101)
(0.250)	01/18/2021	04/19/2021	(114)	(134)
0.750	01/14/2021	04/07/2021	$(726)	(727)
0.800	01/14/2021	04/07/2021	(486)	(487)
NOM	0.680	01/29/2021	06/01/2021	(1,241)	(1,242)
SOG	0.370	03/26/2021	06/24/2021	(338)	(338)
0.400	02/17/2021	TBD(2)	(598)	(599)
0.450	02/17/2021	TBD(2)	(966)	(966)
0.500	03/15/2021	06/14/2021	(1,531)	(1,531)
0.550	03/01/2021	06/01/2021	(1,758)	(1,759)
0.550	03/04/2021	06/03/2021	(255)	(255)
0.550	03/30/2021	06/03/2021	(1,868)	(1,868)
0.570	02/24/2021	05/25/2021	(1,590)	(1,591)
0.600	02/05/2021	05/06/2021	(2,173)	(2,175)
0.630	03/05/2021	04/28/2021	(24)	(24)
TDM	0.250	02/04/2021	TBD(2)	(1,180)	(1,180)
0.400	03/24/2021	TBD(2)	(983)	(983)
UBS	0.400	02/08/2021	04/09/2021	(700)	(700)
0.500	01/15/2021	04/15/2021	(172)	(173)
0.650	01/08/2021	04/08/2021	(1,309)	(1,311)
0.650	01/15/2021	04/15/2021	(1,760)	(1,763)
0.650	01/28/2021	04/28/2021	(735)	(736)

Total Reverse Repurchase Agreements	$(36,145)

SHORT SALES:
Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales

U.S. Government Agencies (5.1)%
Fannie Mae, TBA	3.000%	06/01/2051	$4,900	$(5,106)	$(5,102)
Uniform Mortgage-Backed Security, TBA	2.000	05/01/2051	200	(199)	(199)
Uniform Mortgage-Backed Security, TBA	2.000	06/01/2051	500	(499)	(498)

Total Short Sales (4.9)%	$(5,804)	$(5,799)

(m)	Securities with an aggregate market value of $41,790 have been pledged as collateral under the terms of master agreements as of March 31, 2021.
(1)

The average amount of borrowings outstanding during the period ended March 31, 2021 was $(45,807) at a weighted average interest rate of 0.847%.Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Open maturity reverse repurchase agreement.
(n)	FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED
PURCHASED OPTIONS:
OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS
Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value

Put - CME E-mini S&P 500 April 2021 Futures	$3,750.000	04/16/2021	271	$14	$329	$130

Total Purchased Options	$329	$130

WRITTEN OPTIONS:
OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS
Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value

Call - CME E-mini S&P 500 April 2021 Futures	$3,950.000	04/16/2021	271	$14	$(904)	$(764)

Total Written Options	$(904)	$(764)

FUTURES CONTRACTS:
LONG FUTURES CONTRACTS
Variation Margin
Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Asset	Liability

E-mini S&P 500 Index June Futures	06/2021	277	$54,948	$441	$282	$0

Total Futures Contracts	$441	$282	$0

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)	March 31, 2021 (Unaudited)

SWAP AGREEMENTS:
CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)
										Variation Margin
Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2021(2)		Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Asset	Liability

Rolls-Royce PLC	1.000%	Quarterly	12/20/2025	2.683%	EUR	1,100	$(214)	$118	$(96)	$3	$0
Rolls-Royce PLC	1.000	Quarterly	06/20/2026	2.801		100	(10)	0	(10)	0	0

							$(224)	$118	$(106)	$3	$0

INTEREST RATE SWAPS
										Variation Margin
Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date		Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Asset	Liability

Receive(5)	1-Day GBP-SONIO Compounded-OIS	0.750%	Annual	09/15/2051	GBP	1,100	$85	$3	$88	$15	$0
Receive(5)	1-Day USD-Federal Funds Rate Compounded-OIS	0.100	Annual	01/13/2023		$3,500	0	2	2	0	0
Pay	1-Year BRL-CDI	3.700	Maturity	01/03/2022	BRL	35,800	(12)	(20)	(32)	2	0
Pay	1-Year BRL-CDI	3.978	Maturity	01/03/2022		1,500	0	(1)	(1)	0	0
Pay	1-Year BRL-CDI	4.040	Maturity	01/03/2022		1,500	0	(1)	(1)	0	0
Pay	1-Year BRL-CDI	6.170	Maturity	01/02/2023		19,600	(4)	(2)	(6)	1	0
Pay	3-Month CAD-Bank Bill	3.300	Semi-Annual	06/19/2024	CAD	4,900	369	(51)	318	0	(1)
Receive	3-Month CAD-Bank Bill	3.500	Semi-Annual	06/20/2044		1,600	(285)	53	(232)	7	0
Receive(5)	3-Month USD-LIBOR	0.250	Semi-Annual	06/16/2024		$3,000	8	23	31	2	0
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2024		4,400	(73)	(306)	(379)	4	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	01/15/2030		600	(7)	1	(6)	1	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	02/12/2030		4,400	(78)	(50)	(128)	5	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	03/10/2030		500	(1)	(13)	(14)	1	0
Receive	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2030		400	(15)	42	27	1	0
Pay(5)	3-Month USD-LIBOR	0.750	Semi-Annual	06/16/2031		868	(86)	(3)	(89)	0	(1)
Pay	3-Month USD-LIBOR	3.000	Semi-Annual	12/19/2048		5,700	(17)	1,046	1,029	0	(15)
Pay	6-Month EUR-EURIBOR	0.650	Annual	02/26/2029	EUR	34,900	35	2,466	2,501	0	(56)
Receive	6-Month EUR-EURIBOR	0.150	Annual	03/18/2030		1,300	(18)	36	18	2	0
Receive	6-Month EUR-EURIBOR	0.150	Annual	06/17/2030		3,000	(132)	74	(58)	5	0
Receive(5)	6-Month EUR-EURIBOR	0.000	Annual	09/15/2031		800	14	(3)	11	2	0
Receive	6-Month EUR-EURIBOR	1.250	Annual	08/19/2049		8,800	37	(2,314)	(2,277)	17	0
Pay	6-Month EUR-EURIBOR	0.250	Annual	03/18/2050		400	48	(78)	(30)	0	(1)
Pay	6-Month EUR-EURIBOR	0.500	Annual	06/17/2050		1,000	171	(157)	14	0	(2)
Pay	28-Day MXN-TIIE	4.550	Lunar	02/27/2023	MXN	21,600	3	(13)	(10)	1	0
Pay	28-Day MXN-TIIE	4.500	Lunar	03/03/2023		14,200	(1)	(6)	(7)	1	0

							$41	$728	$769	$67	$(76)

Total Swap Agreements							$(183)	$846	$663	$70	$(76)

(o)	Securities with an aggregate market value of $2,014 and cash of $2,970 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2021.
(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)	March 31, 2021 (Unaudited)

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)						This instrument has a forward starting effective date.
(p)						FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER
FORWARD FOREIGN CURRENCY CONTRACTS:
						Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month		Currency to be Delivered		Currency to be Received	Asset	Liability

BOA	04/2021	BRL	3,203		$562	$0	$(7)
	04/2021	CAD	39		31	0	0
	04/2021	EUR	295		351	5	0
	04/2021		$584	BRL	3,203	0	(15)
	04/2021		41	TRY	306	0	(4)
	05/2021		267	NOK	2,260	0	(3)
	05/2021		411	SEK	3,412	0	(20)
	05/2021		21	TRY	152	0	(3)
	06/2021		60		468	0	(6)
	06/2021		128	ZAR	1,934	2	0
BPS	04/2021	BRL	2,094		$367	0	(5)
	04/2021	EUR	320		382	7	0
	04/2021		$374	BRL	2,094	0	(2)
	04/2021		95	EUR	80	0	(2)
	04/2021		87	TRY	648	0	(10)
	05/2021	JPY	15,100		$142	5	0
	05/2021	NOK	1,650		192	0	(1)
	05/2021		$211	JPY	22,500	0	(7)
	05/2021		65	TRY	480	0	(9)
	06/2021		526	IDR	7,683,913	0	0
	08/2021	PEN	196		$53	1	0
BRC	05/2021	JPY	13,100		121	2	0
	05/2021	SEK	4,385		513	11	0
	06/2021		$13	TRY	100	0	(1)
CBK	04/2021	CAD	608		$482	0	(2)
	04/2021	PEN	26		7	0	0
	04/2021		$485	AUD	626	0	(10)
	04/2021		571	CAD	712	0	(4)
	04/2021		248	MXN	5,000	0	(3)
	04/2021		7	PEN	26	0	0
	04/2021		12	TRY	100	0	0
	05/2021	PEN	44		$12	0	0
	05/2021		$482	CAD	608	2	0
	05/2021		291	SEK	2,428	0	(13)
	06/2021	INR	4,310		$58	0	0
	06/2021	PEN	1,160		315	6	0
	06/2021		$105	CLP	76,810	1	0
	07/2021		12		8,589	0	0
	07/2021		378	PEN	1,376	0	(11)
	08/2021	PEN	73		$20	1	0
	09/2021		226		61	1	0
	12/2021		$57	INR	4,310	0	0
	12/2021		152	PEN	557	0	(3)
DUB	04/2021	BRL	5,296		$957	16	0
	04/2021		$930	BRL	5,296	11	0
	05/2021		955		5,296	0	(16)
FBF	04/2021		15	TRY	117	0	(1)
GLM	04/2021	PEN	29		$8	0	0
	04/2021		$8	PEN	29	0	0
	04/2021		10	TRY	78	0	(1)
	05/2021	PEN	30		$8	0	0
	05/2021		$36	MXN	778	2	0
	05/2021		22	TRY	165	0	(3)
	06/2021	PEN	15		$4	0	0
HUS	04/2021	CAD	65		51	0	(1)
	04/2021	GBP	741		1,033	11	0
	04/2021	MXN	454		22	0	0
	04/2021	PEN	29		8	0	0
	04/2021		$195	EUR	162	0	(5)
	04/2021		8	PEN	29	0	0
	04/2021		134	TRY	995	0	(16)
	05/2021	PEN	29		$8	0	0
	05/2021		$383	MXN	8,233	18	0
	05/2021		141	TRY	1,047	0	(17)
	06/2021	PEN	92		$25	0	0
	06/2021		$42	CLP	29,945	0	0
	06/2021		1,427	CNY	9,356	0	(8)
	06/2021		110	IDR	1,605,007	0	0

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)	March 31, 2021 (Unaudited)

06/2021	202	MXN	4,223	3	0
06/2021	22	TRY	160	0	(3)
06/2021	640	ZAR	9,764	16	0
12/2021	PEN	29	$8	0	0
JPM	04/2021	$75	TRY	591	0	(4)
05/2021	170	MXN	3,659	8	0
05/2021	109	TRY	821	0	(13)
06/2021	INR	4,294	$58	0	0
06/2021	$143	CLP	102,624	0	(1)
06/2021	0	IDR	87	0	0
06/2021	13	TRY	105	0	(1)
06/2021	181	ZAR	2,762	5	0
12/2021	57	INR	4,294	0	0
MYI	04/2021	MXN	284	$14	0	0
05/2021	$461	NOK	3,899	0	(5)
06/2021	347	ZAR	5,308	9	0
RYL	05/2021	43	MXN	915	2	0
SCX	04/2021	EUR	6,612	$8,032	278	0
04/2021	$32	TRY	245	0	(3)
05/2021	EUR	6,612	$7,776	17	0
05/2021	JPY	11,400	104	2	0
05/2021	SEK	1,540	182	6	0
05/2021	$76	TRY	558	0	(10)
06/2021	INR	3,214	$44	0	0
06/2021	PEN	128	35	0	0
06/2021	$202	IDR	2,942,681	0	0
06/2021	800	INR	59,659	9	0
06/2021	21	TRY	165	0	(2)
12/2021	PEN	18	$5	0	0
12/2021	$43	INR	3,214	0	0
SSB	05/2021	3	TRY	20	0	0
TOR	04/2021	3	22	0	0
UAG	04/2021	20	151	0	(2)
05/2021	80	590	0	(11)
06/2021	30	238	0	(3)

Total Forward Foreign Currency Contracts	$457	$(267)

PURCHASED OPTIONS:
OPTIONS ON SECURITIES
Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value

FAR	Put - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 05/01/2051	$64.000	05/06/2021	10,000	$1	$0

Total Purchased Options	$1	$0

SWAP AGREEMENTS:
CREDIT DEFAULT SWAPS ON ASSET-BACKED SECURITIES - SELL PROTECTION(2)
Swap Agreements, at Value(4)
Counterparty	Reference Obligation	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability

BOA	Long Beach Mortgage Loan Trust 7.654% due 07/25/2033	6.250%	Monthly	07/25/2033	$116	$0	$22	$22	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)
Swap Agreements, at Value(4)
Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability

GST	ABX.HE.AA.6-1 Index	0.320%	Monthly	07/25/2045	$1,411	$(281)	$190	$0	$(91)
ABX.HE.PENAAA.7-1 Index	0.090	Monthly	08/25/2037	821	(159)	52	0	(107)

$(440)	$242	$0	$(198)

TOTAL RETURN SWAPS ON EQUITY INDICES
Swap Agreements, at Value
Counterparty	Pay/Receive(5)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability

MEI	Receive	NDDUEAFE Index	623	0.039% (3-Month USD-LIBOR less a specified spread)	Quarterly	05/12/2021	$4,531	$0	$(73)	$0	$(73)

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)	March 31, 2021 (Unaudited)

MYI	Receive	NDDUEAFE Index	1,151	0.062% (3-Month USD-LIBOR less a specified spread)	Quarterly	06/09/2021	8,260	0	(23)	0	(23)
Receive	NDDUEAFE Index	3,450	0.095% (3-Month USD-LIBOR less a specified spread)	Maturity	10/06/2021	21,292	0	3,381	3,381	0
UAG	Receive	NDDUEAFE Index	2,417	0.095% (3-Month USD-LIBOR less a specified spread)	Maturity	10/06/2021	14,917	0	2,369	2,369	0

$0	$5,654	$5,750	$(96)

Total Swap Agreements	$(440)	$5,918	$5,772	$(294)

(q)

Securities with an aggregate market value of $372 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2021.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

FAIR VALUE MEASUREMENTS
The following is a summary of the fair valuations according to the inputs used as of March 31, 2021 in valuing the Fund's assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2021

Investments in Securities, at Value
Loan Participations and Assignments	$0	$9,987	$1,312	$11,299
Corporate Bonds & Notes
Banking & Finance	0	13,394	1,337	14,731
Industrials	1,000	35,773	0	36,773
Utilities	0	5,396	0	5,396
Convertible Bonds & Notes
Banking & Finance	0	100	0	100
Industrials	0	1,989	0	1,989
Utilities	0	1	0	1
Municipal Bonds & Notes
Illinois	0	48	0	48
Puerto Rico	0	1,260	0	1,260
West Virginia	0	926	0	926
U.S. Government Agencies	0	46,059	0	46,059
Non-Agency Mortgage-Backed Securities	0	18,538	0	18,538
Asset-Backed Securities	0	10,308	3,571	13,879
Sovereign Issues	0	4,888	0	4,888
Common Stocks
Communication Services	592	0	292	884
Energy	1	0	0	1
Financials	0	0	675	675
Industrials	0	0	200	200
Rights
Information Technology	0	0	992	992
Warrants
Industrials	0	0	242	242
Preferred Securities
Banking & Finance	0	3,850	0	3,850
Industrials	0	27	4,808	4,835
Real Estate Investment Trusts
Real Estate	486	0	0	486
Short-Term Instruments
Short-Term Notes	0	31	0	31
Argentina Treasury Bills	0	184	0	184
U.S. Treasury Bills	0	21,299	0	21,299
U.S. Treasury Cash Management Bills	0	1,700	0	1,700

Total Investments	$2,079	$175,758	$13,429	$191,266

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(5,799)	$0	$(5,799)

Financial Derivative Instruments - Assets

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)	March 31, 2021 (Unaudited)

Exchange-traded or centrally cleared					412		70	0	482
Over the counter					0		6,229	0	6,229

					$412		$6,299	$0	$6,711
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared					(764)		(76)	0	(840)
Over the counter					0		(561)	0	(561)

					$(764)		$(637)	$0	$(1,401)

Total Financial Derivative Instruments					$(352)		$5,662	$0	$5,310

Totals					$1,727		$175,621	$13,429	$190,777

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2021:
Category and Subcategory	Beginning Balance at 06/30/2020	Net Purchases	Net Sales/Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2021	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2021(1)

Investments in Securities, at Value
Loan Participations and Assignments	$3,185	$119	$(1,682)	$(39)	$(54)	$(133)	$482	$(566)	$1,312	$(102)
Corporate Bonds & Notes
Banking & Finance	1,223	0	0	0	0	114	0	0	1,337	114
Industrials	13	0	(10)	0	(13)	10	0	0	0	0
Non-Agency Mortgage-Backed Securities	246	0	(227)	1	(13)	(7)	0	0	0	0
Asset-Backed Securities	4,254	0	(664)	0	(716)	697	0	0	3,571	(152)
Common Stocks
Communication Services	1	393	0	0	0	(102)	0	0	292	(102)
Energy	40	0	(36)	0	0	(4)	0	0	0	0
Financials	0	636	0	0	0	39	0	0	675	39
Industrials	200	52	(242)	0	0	190	0	0	200	49
Real Estate	390	0	(390)	0	0	0	0	0	0	0
Rights
Information Technology	0	403	0	0	0	589	0	0	992	589
Warrants
Industrials	0	0	0	0	0	242	0	0	242	242
Preferred Securities
Industrials	2,229	0	(661)	0	0	3,240	0	0	4,808	3,240

Totals	$11,781	$1,603	$(3,912)	$(38)	$(796)	$4,875	$482	$(566)	$13,429	$3,917

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:
				(% Unless Noted Otherwise)

Category and Subcategory	Ending Balance at 03/31/2021	Valuation Technique	Unobservable Inputs	Input Value(s)	Weighted Average

Investments in Securities, at Value
Loan Participations and Assignments	$24	Other Valuation Techniques(2)	—	—	—
	482	Reference Instrument	Liquidity Discount	15.000	—
	806	Third Party Vendor	Broker Quote	61.000 - 100.000	69.027
Corporate Bonds & Notes
Banking & Finance	1,337	Discounted Cash Flow	Discount Rate	5.430	—
Asset-Backed Securities	3,571	Proxy Pricing	Base Price	90.340 - 48,402.592	17,172.650
Common Stocks
Communication Services	292	Reference Instrument	Liquidity Discount	10.000	—
Financials	675	Market Comparable Valuation	EBITDA X	8.500	—
Industrials	52	Discounted Cash Flow	Discount Rate	16.000	—
	148	Other Valuation Techniques(2)	—	—	—
Rights
Information Technology	992	Market Comparable Valuation	EBITDA X	4.250	—
Warrants
Industrials	242	Other Valuation Techniques(2)	—	—	—
Preferred Securities
Industrials	4,808	Market Comparable Valuation	EBITDA X / X	14.500/12.000	—

Total	$13,429

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2021 may be due to an investment no longer held or categorized as Level 3 at period end.

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)	March 31, 2021 (Unaudited)

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

Notes to Financial Statements

1. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The net asset value (“NAV”) of the Fund’s shares is determined by dividing the total value of portfolio investments and other assets, less any liabilities, attributable to the Fund by the total number of shares outstanding of the Fund.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Fund generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund's approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Fund's investments in open-end management investment companies, other than exchange-traded funds, are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Fund is not open for business, which may result in the Fund's portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Fund is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund's next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund's securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Manager, the responsibility for monitoring significant events that may materially affect the values of the Fund's securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Fund’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

Notes to Financial Statements (Cont.)

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

• Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

• Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

• Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by Pricing Services (Level 2) to the use of a Broker Quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund's assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services' internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are

Notes to Financial Statements (Cont.)

observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Manager may elect to obtain indicative market quotations directly from the broker-dealer or passed-through Broker Quotes from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Manager does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Discounted cash flow valuation uses an internal analysis based on the Manager’s expectation of future income and expenses, capital structure, exit multiples of a security, and other unobservable inputs which may include contractual and factual loan factors, estimated future payments and credit rating. Significant changes in the unobservable inputs of the models would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Market comparable valuation estimates fair value by applying a valuation multiple to a key performance metric of the company, which may include unobservable inputs such as earnings before interest, taxes, depreciation and amortization (“EBITDA”), the Manager’s assumptions regarding comparable companies and non-public statements from the underlying company. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities, market indices, and/or other financial instruments, whose pricing information is readily available. Unobservable inputs may include those used in algorithms based on percentage change in the reference instruments and/or weights of each reference instrument. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

2. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Fund's tax positions for all open tax years. As of March 31, 2021, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund's tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Glossary: (abbreviations that may be used in the preceding statements)					(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	FAR	Wells Fargo Bank National Association	MYI	Morgan Stanley & Co. International PLC
BPS	BNP Paribas S.A.	FBF	Credit Suisse International	NOM	Nomura Securities International Inc.
BRC	Barclays Bank PLC	FOB	Credit Suisse Securities (USA) LLC	RYL	NatWest Markets Plc
CBK	Citibank N.A.	GLM	Goldman Sachs Bank USA	SCX	Standard Chartered Bank, London
CDC	Natixis Securities Americas LLC	GST	Goldman Sachs International	SOG	Societe Generale Paris
CEW	Canadian Imperial Bank of Commerce	HUS	HSBC Bank USA N.A.	SSB	State Street Bank and Trust Co.
CFR	Credit Suisse Securities (Europe) Ltd.	IND	Crédit Agricole Corporate and Investment Bank S.A.	TDM	TD Securities (USA) LLC
CIB	Canadian Imperial Bank of Commerce	JML	JP Morgan Securities Plc	TOR	The Toronto-Dominion Bank
CSG	Credit Suisse AG Cayman	JPM	JP Morgan Chase Bank N.A.	UAG	UBS AG Stamford
DUB	Deutsche Bank AG	MEI	Merrill Lynch International	UBS	UBS Securities LLC

Currency Abbreviations:
ARS	Argentine Peso	EUR	Euro	NOK	Norwegian Krone
AUD	Australian Dollar	GBP	British Pound	PEN	Peruvian New Sol
BRL	Brazilian Real	IDR	Indonesian Rupiah	SEK	Swedish Krona
CAD	Canadian Dollar	INR	Indian Rupee	TRY	Turkish New Lira
CLP	Chilean Peso	JPY	Japanese Yen	USD (or $)	United States Dollar
CNY	Chinese Renminbi (Mainland)	MXN	Mexican Peso	ZAR	South African Rand

Exchange Abbreviations:
CME	Chicago Mercantile Exchange	OTC	Over the Counter

Index/Spread Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	NDDUEAFE	MSCI EAFE Index	SONIO	Sterling Overnight Interbank Average Rate
BADLARPP	Argentina Badlar Floating Rate Notes	PENAAA	Penultimate AAA Sub-Index	US0003M	ICE 3-Month USD LIBOR
LIBOR03M	3 Month USD-LIBOR	S&P 500	Standard & Poor's 500 Index

Other Abbreviations:
ABS	Asset-Backed Security	DAC	Designated Activity Company	PIK	Payment-in-Kind
ALT	Alternate Loan Trust	EURIBOR	Euro Interbank Offered Rate	TBA	To-Be-Announced
BABs	Build America Bonds	LIBOR	London Interbank Offered Rate	TBD	To-Be-Determined
CDI	Brazil Interbank Deposit Rate	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.	TBD%	Interest rate to be determined when loan settles or at the time of funding
CDO	Collateralized Debt Obligation	OIS	Overnight Index Swap	TIIE	Tasa de Interés Interbancaria de Equilibrio "Equilibrium Interbank Interest Rate"
CLO	Collateralized Loan Obligation